                                                                     EXHIBIT 1.1

================================================================================




                          ISLE OF CAPRI CASINOS, INC.
                            (a Delaware corporation)





                     9% Senior Subordinated Notes Due 2012





                               PURCHASE AGREEMENT





Dated:  March 21, 2002




================================================================================

                                Table of Contents

                               PURCHASE AGREEMENT

                                                                                                         Page

SECTION 1.      Representations and Warranties by the Company and Subsidiary
                Guarantors ..............................................................................  3

SECTION 2.      Sale and Delivery to Initial Purchasers; Closing ........................................ 15

SECTION 3.      Covenants of the Company ................................................................ 16

SECTION 4.      Payment of Expenses ..................................................................... 18

SECTION 5.      Conditions of Initial Purchasers' Obligations ........................................... 18

SECTION 6.      Subsequent Offers and Resales of the Securities ......................................... 20

SECTION 7.      Indemnification ......................................................................... 24

SECTION 8.      Contribution ............................................................................ 27

SECTION 9.      Representations, Warranties and Agreements to Survive Delivery .......................... 28

SECTION 10.     Termination of Agreement ................................................................ 28

SECTION 11.     Default by One or More of the Initial Purchasers ........................................ 29

SECTION 12.     Notices ................................................................................. 29

SECTION 13.     Parties ................................................................................. 30

SECTION 14.     Governing Law and Time .................................................................. 30

SECTION 15.     Effect of Headings ...................................................................... 30


SCHEDULES

         Schedule A - List of Initial Purchasers ........................................................  Sch A-1

         Schedule B - Pricing Information ...............................................................  Sch B-1

EXHIBITS

         Exhibit A - Form of Opinion of Company's Counsel

                          ISLE OF CAPRI CASINOS, INC.
                            (a Delaware corporation)

                                  $200,000,000
                     9% Senior Subordinated Notes due 2012

                               PURCHASE AGREEMENT

                                                                  March 21, 2002

DRESDNER KLEINWORT WASSERSTEIN - GRANTCHESTER, INC.
as Representative of the several Initial Purchasers

c/o

Dresdner Kleinwort Wasserstein - Grantchester,
Inc.
1301 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

     Isle of Capri Casinos, Inc., a Delaware corporation (the "Company"), Riverboat Corporation of Mississippi, a Mississippi corporation ("RCM"), Riverboat Corporation of Mississippi-Vicksburg, a Mississippi corporation ("RCM-Vicksburg"), Riverboat Services, Inc., an Iowa corporation ("RSI"), CSNO, L.L.C., a Louisiana limited liability company ("CSNO"), Louisiana Riverboat Gaming Partnership, a Louisiana general partnership ("LRGP"), St. Charles Gaming Company, Inc., a Louisiana corporation ("SCGC"), IOC Holdings, L.L.C., a Louisiana limited liability company ("IOCH"), Grand Palais Riverboat, Inc., a Louisiana corporation ("GPRI"), LRGP Holdings, L.L.C., a Louisiana limited liability company ("LRGP Holdings"), P.P.I., Inc., a Florida corporation ("PPI"), Isle of Capri Casino Colorado, Inc., a Colorado corporation ("Isle Colorado"), Isle of Capri Casino-Tunica, Inc., a Mississippi corporation ("Isle-Tunica"), IOC-Coahoma, Inc., a Mississippi corporation ("IOC-Coahoma"), IOC-Natchez, Inc., a Mississippi corporation, ("Isle-Natchez"), IOC-Lula, Inc., a Mississippi corporation ("Isle-Lula"), IOC-Boonville, Inc., a Nevada Corporation ("Isle-Boonville"), IOC-Kansas City, Inc., a Missouri corporation ("Isle-Kansas City"), Isle of Capri Bettendorf, L.C., an Iowa limited liability company ("Isle-Bettendorf"), Isle of Capri Marquette, Inc., an Iowa corporation ("Isle-Marquette"), IOC-Davenport, Inc., an Iowa corporation ("Isle-Davenport"), LL Holding Corporation, a Nevada corporation ("LLHC") and Gemini, Inc., a Nevada corporation ("Gemini" and together with RCM, RCM-Vicksburg, RSI, CSNO, LRGP, SCGC, IOCH, GPRI, LRGP Holdings, PPI, Isle Colorado, Isle-Tunica, IOC-Coahoma, Isle-Natchez, Isle-Lula, Isle-Boonville, Isle-Kansas City, Isle-Bettendorf, Isle-Marquette, Isle-Davenport and LLHC, the "Subsidiary Guarantors"), confirm their agreement with Dresdner Kleinwort Wasserstein - Grantchester, Inc. ("Wasserstein") and each of the other Initial Purchasers named in Schedule A hereto (together with Wasserstein, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Wasserstein is acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $200,000,000 aggregate principal amount of the Company's Senior Subordinated Notes due 2012 (the "Notes").

         The Notes are to be issued pursuant to an indenture to be dated as of the Closing Time (as defined) (the "Indenture") among the Company, the Subsidiary Guarantors and State Street Bank & Trust Company, as trustee (the "Trustee"). The Notes will be unconditionally guaranteed by the Subsidiary Guarantors on a senior subordinated basis pursuant to the terms of the Indenture (the "Subsidiary Guarantees"). As used herein, the term "Securities" shall include the Notes and the Subsidiary Guarantees. Notes issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC. As used herein, the term "Operative Documents" refers to this Agreement, the Notes, the Subsidiary Guarantees, the Indenture, that certain Registration Rights Agreement among the parties hereto (the "Registration Rights Agreement"), and the notes and the subsidiary guarantees to be issued in exchange for the Securities pursuant to the Registration Rights Agreement.

         The Company and the Subsidiary Guarantors understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may resell or otherwise transfer such Securities only if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

         The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated March 18, 2002 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated March 21, 2002 (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

          SECTION 1.  Representations and Warranties by the Company and
                      -------------------------------------------------
Subsidiary Guarantors.  The Company and the Subsidiary Guarantors represent and
---------------------
warrant to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agree with each Initial Purchaser, as follows:

               (i)    Offering Memorandum. The Offering Memorandum does not, and
                      -------------------
          at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Wasserstein expressly for use in the Offering Memorandum.

               (ii)   Incorporated  Documents.  The Offering Memorandum  as
                      -----------------------
          delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (iii)  Independent Accountants. The accountants who certified the
                      -----------------------
          financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder. As used herein, "subsidiaries" has the meaning ascribed thereto in Regulation S-X under the 1933 Act.

               (iv)   Financial Statements. The financial statements, together
                      --------------------
          with the related notes, included in the Offering Memorandum present fairly in all material respects the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except (in the case of those supplying quarterly information) as to the absence of footnotes and subject to normal year-end adjustments. The selected historical financial data and the summary financial information included in the Offering Memorandum present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial data of the Company and its subsidiaries and the related notes thereto included in the Offering Memorandum present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, the assumptions used in the preparation thereof were made in good faith and are believed by the Company to be reasonable and the adjustments used therein are believed by the Company to be appropriate to give effect to the transactions and circumstances referred to therein. Except as set forth in the Offering Memorandum, the historical consolidated financial statements of the Company together with the notes thereto forming part of the Offering Memorandum comply as to form in all material respects with the requirements applicable to financial statements required to be included in registration statements on Form S-3 under the 1933 Act. The forward-looking statements contained in the Offering Memorandum are based upon good faith estimates and assumptions believed by the Company and the Subsidiary Guarantors to be reasonable at the time made.

               (v)    No Material Adverse Change.  Since the respective dates as
                      --------------------------
          of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no event or condition that could be reasonably expected to result in a material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (vi)   Good Standing of the Company. The Company has been duly
                      ----------------------------
          organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (vii)  Good Standing of Designated Subsidiaries.  Each Subsidiary
                      ----------------------------------------
          Guarantor and each other "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (collectively, the "Designated Subsidiaries") has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its incorporation, has all requisite power (corporate or otherwise) and authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through wholly-owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Designated Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Designated Subsidiary.

               (viii) Capitalization. The shares of issued and outstanding
                      --------------
          capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company or any of its subsidiaries was issued in violation of the preemptive or other similar rights of any securityholder of the Company or any of its subsidiaries.

               (ix)   Authorization of Agreements. This Agreement has been duly
                      ---------------------------
          authorized, executed and delivered by the Company and the Subsidiary Guarantors and is a legal, valid and binding agreement of the Company and the Subsidiary Guarantors enforceable against each of them in accordance with its terms except as the enforcement hereof may be limited by (A) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally,
          (B) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) with respect to rights of indemnification or contribution, federal or state securities laws or principles of public policy. The Registration Rights Agreement has been duly authorized and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a legal, valid and binding agreement of the Company and the Subsidiary Guarantors enforceable against each of them in accordance with its terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, (B) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) with respect to rights of indemnification or contribution, federal or state securities laws or principles of public policy.

               (x)    Authorization of the Indenture.  The Indenture has been
                      ------------------------------
          duly authorized by the Company and the Subsidiary Guarantors and, when executed and delivered by the Company, the Subsidiary Guarantors and the Trustee, will constitute a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xi)   Authorization of the Securities.  The Notes and the
                      -------------------------------
          Subsidiary Guarantees have been duly authorized and, at the Closing Time, will have been duly executed by the Company and the Subsidiary Guarantors, respectively, and, when authenticated, issued, executed and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable against them in accordance with their terms, and the notes and subsidiary guarantees to be issued in exchange for the Securities pursuant to the Registration Rights Agreement have been duly and validly authorized by the Company and the Subsidiary Guarantors, respectively, and if and when duly authenticated in accordance with the terms of the Indenture and delivered in accordance with the exchange offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable against them in accordance with their terms, except in each case as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

               (xii)  Description of Certain Operative Agreements. The
                      -------------------------------------------
          Securities, the Indenture and the Registration Rights Agreement will conform in all material
          respects to the respective statements relating thereto contained in the Final Offering Memorandum.

               (xiii) Absence of Defaults and Conflicts. None of the Company or
                      ---------------------------------
          any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any Subsidiary Guarantor in connection with the transactions contemplated hereby and the consummation of the transactions contemplated herein and therein (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company and the Subsidiary Guarantors with their obligations hereunder and under the Operative Agreements have been duly authorized by all necessary action (corporate or otherwise) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the Agreements and Instruments, except for such conflicts, breaches or defaults or liens, charges or encumbrances that are disclosed in the Offering Memorandum or that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

               (xiv)  Absence of Labor Dispute. No labor dispute with the
                      ------------------------
          employees of the Company or any subsidiary exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or threatened labor disturbance by the employees of its or any subsidiary's principal suppliers, manufacturers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect. None of the Company and its subsidiaries has violated (i) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (ii) any applicable wage or hour laws or (iii) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the
                                                               -----
          rules and regulations thereunder, which in any such event could be reasonably expected to have a Material Adverse Effect.

               (xv)   Absence of Proceedings.  Except as disclosed in the
                      ----------------------
          Offering Memorandum, there is no (a) action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, (b) statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has, to the Company's knowledge, been proposed by any governmental body and that could be reasonably expected to be enacted, adopted or issued or
          (c) injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction that has been issued in each case which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated by the Operative Documents or the performance by the Company and the Subsidiary Guarantors of their obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (xvi)  Possession of Intellectual Property.  The Company and
                      -----------------------------------
          its subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

               (xvii) Absence of Further Requirements.  Except as disclosed
                      -------------------------------
          in the Offering Memorandum, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (including without limitation the Louisiana Gaming Control Board, the Louisiana Riverboat Gaming Enforcement Division of the Louisiana

          State Police, the Mississippi Gaming Commission, the Florida Department of Business and Professional Regulation Division of Pari-Mutuel Wagering, the Colorado Department of Revenue Division of Gaming, the Colorado Limited Control Gaming Commission, the Missouri Gaming Commission, the Nevada Gaming Commission, the Nevada State Gaming Control Board and the Iowa Racing and Gaming Commission (collectively the "Gaming Authorities")) or any other person is necessary or required for the performance by the Company and the Subsidiary Guarantors of their obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Indenture by the Company and the Subsidiary Guarantors, except such as have been already obtained or made prior to the Closing Time or as may be required to be obtained under the 1933 Act and state securities laws as provided in the Registration Rights Agreement, and except as shall be obtained under the Nevada gaming laws, including (a) in respect of the Notes, the approval of any restrictions on and agreements not to encumber the stock or other equity securities of Gemini (without which such restrictions and agreements will not be effective), (b) the filing of applicable reports and informational filings required with respect to the transactions contemplated hereby and the Company's shelf approval and order of registration and (c) the filing of signed copies of the operative documents as the gaming authorities may request

               (xviii) Possession of Licenses and Permits. The Company and its
                       ----------------------------------
          subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including without limitation the Gaming Authorities, necessary to conduct the business now operated by them, except where failure to possess such Governmental Licenses would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and no event has occurred which would allow, after notice or passage of time or both, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to, the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. To the knowledge of the Company no facts or circumstances exist that could be reasonably expected to prevent the renewal of the existing Governmental Licenses of the Company and its subsidiaries or result in a materially adverse modification of such existing Governmental Licenses in connection with the annual or other periodic gaming license renewal process undertaken by the Louisiana Gaming Control Board and the Louisiana Riverboat Gaming Enforcement Division of the Louisiana State Police or the renewal process of any other Gaming Authority. Neither the Company nor any of its subsidiaries has any reason to believe that any Governmental License necessary to conduct their business as described in the Offering Memorandum will not be granted or renewed upon application therefore or that any relevant Gaming Authority is considering any suspension, revocation, limitation or modification of any such Governmental License.

               (xix)  Title to Property. The Company and its subsidiaries have
                      -----------------
          good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

               (xx)   Environmental Laws.  Except as described in the Offering
                      ------------------
          Memorandum and except such matters as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, legally binding policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, safety or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all Governmental Licenses required under any or all applicable Environmental Laws and are each in compliance with their requirements or such Governmental Licenses, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to or arising out of any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

               (xxi)   Investment Company Act.  The Company is not, and upon the
                       ----------------------
          issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxii)  Similar Offerings. Neither the Company nor any of its
                       -----------------
          affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly through any agent (provided no representation is made as to the Initial Purchasers or any person acting on their behalf), solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

               (xxiii) Rule 144A Eligibility.  To the Company's knowledge,
                       ---------------------
          the Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

               (xxiv)  No General Solicitation.  None of the Company, its
                       -----------------------
          Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

               (xxv)   No Registration Required.  Subject to compliance by the
                       ------------------------
          Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Indenture complies as to form, in all material respects, with the requirements of the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder. No stop order or similar order or decree preventing the use of the Offering Memorandum or any order or decree asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act has been issued or, to the knowledge of the Company, is threatened.

               (xxvi)   Reporting Company. The Company is subject to the
                        -----------------
          reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

               (xxvii)  No Directed Selling Efforts. With respect to those
                        ---------------------------
          Securities sold in reliance on Regulation S, (A) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

               (xxviii) Taxes and Tax Returns.  All United States federal income
                        ---------------------
          tax returns of the Company and its subsidiaries required by law to be filed on or prior to the date hereof and, at the Closing Time, on or prior to the Closing Time, have been filed and all taxes due pursuant to such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The United States federal income tax returns of the Company through the Company's 1996 fiscal year have been settled and no assessment in connection therewith has been made against the Company. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to any applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

               (xxix)   Internal Accounting. The Company and its subsidiaries
                        -------------------
          maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxx)    Insurance. The Company and its subsidiaries carry or are
                        ---------
          entitled to the benefits of insurance in such amounts and covering such risks as the Company reasonably believes to be prudent for the business and operations of the Company and its subsidiaries. All such insurance is in full force and effect. None of the Company or its subsidiaries has received notice from any insurer or agent of any insurer that substantial capital improvements or other expenditures will be required in order to continue such insurance coverage.

               (xxxi)   Registration Rights.  Except for those certain rights
                        -------------------
          granted in connection with the Company's acquisition of a 100% interest in the Isle of Capri casino located in Bossier City, Louisiana and the rights granted pursuant to the Registration Rights Agreement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the registration statement to be filed pursuant to the Registration Rights Agreement or otherwise registered by the Company under the 1933 Act.

               (xxxii)  Solvency. The Company and the Subsidiary Guarantors
                        --------
          are, and immediately after the Closing Time will be, Solvent. As used herein, the term "Solvent" means, with respect to any person on a particular date, that on such date (A) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (B) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (C) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (D) such person does not have unreasonably small capital. Upon the issuance of the Securities, the assets of the Company and the Subsidiary Guarantors will not constitute unreasonably small capital to carry out their respective businesses as described in the Offering Memorandum, including capital needs of the Company and the Subsidiary Guarantors taking into account projected capital requirements and capital availability.

               (xxxiii) No Default on Senior Indebtedness. No event of
                        ---------------------------------
          default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Indebtedness (as defined in the Indenture); provided, that, as
                                                             --------
          described in the Offering Memorandum, such an event of default may exist in the future as a result of the failure of the Company to meet the Consolidated Net Worth requirements set forth in its bank credit facility.

               (xxxiv)  Market Manipulation. None of the Company, its
                        -------------------
          subsidiaries or any of their respective officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (xxxv)   Affiliate Transaction. No relationship, direct or
                        ---------------------
          indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, that would be required to be disclosed in a registration statement on Form S-3 pursuant to the 1933 Act or by rules and regulations promulgated thereunder by the Commission which is not described in the Offering Memorandum or is not described as would be so required.

               (xxxvi)   Information. The Company has not distributed and,
                         -----------
          prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Final Offering Memorandum, the Preliminary Offering Memorandum or other materials, if any, permitted by the 1933 Act and approved by the Representative.

               (xxxvii)  Regulations T, U and X. None of the execution,
                         ----------------------
          delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

               (xxxviii) Events of Default. Assuming that the Indenture had
                         -----------------
         been executed and delivered prior to or as of the date hereof, there exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under the Indenture.

               (xxxix)   Brokerage.  Except pursuant to this Agreement, there
                         ---------
          are no contracts, agreements or understandings between either of the Company or any of its subsidiaries and any other person that would give rise to a valid claim against the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities. The Company and the Subsidiary Guarantor will hold harmless and indemnify each of the Initial Purchasers and each person affiliated with or under common control with Initial Purchaser for all losses, liabilities, claims, damages and expenses incurred by the Initial Purchasers as a result of the incurrence of a breach of the representation contained in this paragraph (xxxix).

               (xxxx)    Public Officials. None of the Company, any of its
                         ----------------
     subsidiaries or, to the Company's knowledge, any affiliate or representative acting on behalf of the Company or any of its subsidiaries has at any time (A) made any unlawful contribution relating to political activity or (B) made any payment to any federal, state or local government officer or official, or any other person charged with similar public or quasi-public duties, or customers or suppliers other than payments which do not constitute a violation of the law of the United States or any jurisdiction thereof.

          SECTION 2.   Sale and Delivery to Initial Purchasers; Closing.
                       ------------------------------------------------

          (a)   Notes. On the basis of the representations and warranties herein
                -----
contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Notes set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Notes which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof, and the Subsidiary Guarantors agree to execute and deliver the Subsidiary Guarantees of such Notes.

          (b)   Payment. Payment of the purchase price for, and delivery of for,
                -------
the Notes shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, 601 South Figueroa Street, Los Angeles, California 90017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M. (eastern time) on March 27, 2002 (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Time").

          Payment shall be made to the Company by wire transfer of immediately available funds to a bank account or accounts designated by the Company, against delivery to the Representative for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Wasserstein, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

          (c)   Denominations; Registration. Certificates for the Notes shall be
                ---------------------------
in definitive form, registered in the name of Cede & Co., as nominee of DTC, or in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time. The certificates representing the Securities shall be made available for examination by the Initial Purchasers not later than 3:00 P.M. on the last business day prior to the Closing Time.

          SECTION 3.  Covenants of the Company. The Company covenants with each
                      ------------------------
Initial Purchaser as follows:

          (a)   Offering Memorandum. The Company, as promptly as possible, will,
                -------------------
during the period prior to the completion of the resale of the Securities by the Initial Purchasers, furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

          (b)   Notice and Effect of Material Events. The Company will
                ------------------------------------
immediately notify each Initial Purchaser, confirm each such notice in writing, of (x) except for the filings made in connection with the transactions contemplated by the Registration Rights Agreement, any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other securities regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial

Purchasers as evidenced by a notice in writing from Wasserstein to the Company, any material changes in or affecting the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (i) make any statement in the Offering Memorandum false or misleading in any material respect or (ii) if not disclosed in the Offering Memorandum would constitute a material omission therefrom. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

          (c)   Amendment to Offering Memorandum and Supplements. The Company
                ------------------------------------------------
will advise each Initial Purchaser promptly of any proposal to amend or supplement the Final Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld or delayed. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

          (d)   Qualification of Securities for Offer and Sale. The Company will
                ----------------------------------------------
use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (e)   Rating of Securities. The Company shall take all reasonable
                --------------------
action necessary to enable Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Notes.

          (f)   DTC. The Company will cooperate with the Representative and use
                ---
its best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of DTC.

          (g)   Use of Proceeds. The Company will use the net proceeds received
                ---------------
by it from the sale of the Notes in the manner specified in the Final Offering Memorandum under "Use of Proceeds."

          (h)   Restriction on Sale of Securities. During a period of ninety
                ---------------------------------
(90) days from the date of the Offering Memorandum, the Company will not, without the prior written consent of Wasserstein, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the Notes or such other debt securities, other than the Company's bank credit facilities and the notes to be issued pursuant to the terms of the Registration Rights Agreement.

          (i)   PORTAL Designation. The Company will use its best efforts to
                ------------------
permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

          (j)   Reporting Requirements. The Company, during the period when the
                ----------------------
Final Offering Memorandum is required to be delivered pursuant to Section 6(a)(vi) hereof, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          SECTION 4.  Payment of Expenses.
                      -------------------

          (a)   Expenses. The Company will pay all expenses (other than fees and
                --------
expenses of counsel for the Initial Purchasers, except for such fees and expenses as are described in clause (iv) below which shall be paid by the Company) incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers and any charges of DTC in connection therewith, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto, (v) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities,
(vi) any fees payable in connection with the rating of the Notes and (vii) any fees and expenses payable in connection with the initial and continued designation of the Notes as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

          (b)   Termination of Agreement. If this Agreement is terminated by the
                ------------------------
Representative in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

          SECTION 5.  Conditions of Initial Purchasers' Obligations. The
                      ---------------------------------------------
obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions.

          (a)   Opinion of Counsel for Company. At the Closing Time, the Initial
                ------------------------------
Purchasers shall have received the favorable opinion substantially to the effect set forth in Exhibit A hereto, dated as of the Closing Time, of Mayer, Brown, Rowe & Maw, counsel for the Company, Allan B. Solomon, Esq., in-house counsel for the Company, and, in form and substance satisfactory to counsel for the Initial Purchasers, of Phelps Dunbar, L.L.P., Brownstein, Hyatt & Farber, P.C., Lane & Waterman, Schreck Brignone Godfrey, Gallop, Johnson & Neuman, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, and the opinion of Becker & Poliakoff, P.A. as to such matters of Florida law as the Initial Purchasers may reasonably request and the opinion of Boles Law Firm as to such Louisiana gaming regulation matters as the Initial Purchasers may reasonably request.

          (b)   Opinion of Counsel for Initial Purchasers. At the Closing Time,
                -----------------------------------------
the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers with respect to the matters set forth in paragraphs (i), (ii), (iii), (v), (vi), (vii), (xiv) and the penultimate paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (c)   Officers' Certificate. At the Closing Time, there shall not have
                ---------------------
been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or a Vice President of the Company and the Subsidiary Guarantors and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company and the Subsidiary Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Time.

          (d)   Accountants' Comfort Letter. On the date hereof, the Initial
                ---------------------------
Purchasers shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Final Offering Memorandum.

          (e)   Bring-down Comfort Letter. At the Closing Time, the Initial
                -------------------------
Purchasers shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the date as to when such accounting procedures have been performed shall be a date not more than three business days prior to the Closing Time.

          (f)   Maintenance of Rating. At the Closing Time, the Notes shall be
                ---------------------
rated at least B2 by Moody's and B by S&P, and the Company shall have delivered to the Representative a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Notes have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes or any of the Company's other debt securities by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's other debt securities.

          (g)   PORTAL. At the Closing Time, the Notes shall have been
                ------
designated for trading on PORTAL.

          (h)   Additional Documents. At the Closing Time, counsel for the
                --------------------
Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Subsidiary Guarantors in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers.

          (i)   Termination of Agreement. If any condition specified in this
                ------------------------
Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect. SECTION 6. Subsequent Offers and Resales of the Securities.


          SECTION 6.  Subsequent Offers and Resales of the Securities.
                      -----------------------------------------------

          (a)   Offer and Sale Procedures. Each of the Initial Purchasers and
                -------------------------
the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

                (i)   Offers and Sales only to Qualified Institutional Buyers.
                      -------------------------------------------------------
          Offers and sales of the Securities shall only be made (A) to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act ("Qualified Institutional Buyers") or (B) to non-U.S. persons outside the United States, as defined in Regulation S under the 1933 Act, to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act. Each Initial Purchaser severally agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

                (ii)    No General Solicitation. No general solicitation or
                        -----------------------
          general advertising (within the meaning of Rule 502(c) under the 1933
          Act) will be used in the United States in connection with the offering or sale of the Securities.

                (iii)   Purchases by Non-Bank Fiduciaries. In the case of a
                        ---------------------------------
          non-bank Subsequent Purchaser of Securities acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States.

                (iv)    Subsequent Purchaser Notification. Each Initial
                        ---------------------------------
          Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

                (v)     Restrictions on Transfer. The transfer restrictions and
                        ------------------------
          the other provisions set forth in the Final Offering Memorandum under the heading "Notice to Investors", including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers.

                (vi)    Delivery of Final Offering Memorandum. Each Initial
                        -------------------------------------
          Purchaser will, prior or simultaneously with the confirmation of the sale of the Securities, deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Final Offering Memorandum, as amended and supplemented at the date of such delivery.

          (b)   Covenants of the Company.  The Company covenants with each
                ------------------------
Initial Purchaser as follows:

                (i)     Integration. The Company agrees that it will not and
                        -----------
          will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                (ii)    Rule 144A Information. The Company agrees that, in
                        ---------------------
          order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

                (iii)   Restriction on Repurchases. Until the expiration of
                        --------------------------
          two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

          (c)   Qualified Institutional Buyer. Each Initial Purchaser severally
                -----------------------------
and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer within the meaning of Rule 144A under the 1933 Act and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

          (d)   Resale Pursuant to Rule 903 of Regulation S or Rule 144A. Each
                --------------------------------------------------------
Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees, that, except as permitted by Section 6(a) above, it has offered and sold Securities and will offer and sell Securities (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S, Rule 144A under the 1933 Act or another applicable exemption from the registration requirements of the 1933 Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Securities sold hereunder pursuant to Regulation S, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser severally agrees that, at or prior to confirmation of a sale of Securities pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
          SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER OF THE SECURITY THAT
          (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT THE ISSUER SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, RESALE, ASSIGNMENT, PLEDGE OR TRANSFER PURSUANT TO CLAUSES (c) OR (d) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER) OF COUNSEL SATISFACTORY TO THE ISSUER, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER, (2) TO THE ISSUER OR ITS SUBSIDIARIES. OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY

          STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE
          JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          Terms used in the above paragraph have the meanings given to them by Regulation S.

          (e) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that (i) it has not offered or sold, and prior to the date six months after the Closing Time will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (f)   Additional Representations and Warranties of Initial Purchasers.
                ---------------------------------------------------------------
Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company, and each Initial Purchaser has duly authorized the Representative to act for it in such capacity.

          SECTION 7.  Indemnification.
                      ---------------

          (a)   Indemnification of Initial Purchasers. The Company and the
                -------------------------------------
Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each person who is an affiliate of or under common control with an Initial Purchaser, as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

                (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wasserstein) reasonably in investigating, preparing to defend or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

          provided, however, that this indemnity agreement shall not apply to
          --------  -------
any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Wasserstein expressly for use in the Offering Memorandum (or any amendment thereto); and provided, further, that
                                                    --------  -------
neither the Company nor any Subsidiary Guarantor shall be liable to any Initial Purchaser or any person affiliated with or who controls an Initial Purchaser under this subsection (a) with respect to any loss, liability, claim, damage or expense resulting from any such untrue statement or alleged untrue statement or omission or alleged omission if such Initial Purchaser did not send or give to the person to whom it sold Securities, at or prior to the written confirmation of such sale, a Final Offering Memorandum or revised Final Offering Memorandum (in each case excluding documents incorporated by reference), as the case may be, if such Final Offering Memorandum or revised Final Offering Memorandum contained a correction of such untrue statement or alleged untrue statement or omission or alleged omission and if the Company has made available copies thereof to such Initial Purchaser prior to the confirmation of such sale.

          (b)   Indemnification of Company. Each Initial Purchaser severally
                --------------------------
agrees to indemnify and hold harmless the Company, the Subsidiary Guarantors and each person, if any, who controls the Company or a Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Wasserstein expressly for use in the Offering Memorandum.

          (c)   Actions against Parties; Notification. Each indemnified party
                -------------------------------------
shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Wasserstein, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with
--------  -------
the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d)   Settlement without Consent if Failure to Reimburse. If at any
                --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          SECTION 8.  Contribution. If the indemnification provided for in
                      ------------
Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the

Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Subsidiary Guarantors and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

          The relative fault of the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or a Subsidiary Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing to defend or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each person who is an affiliate of or under common control with an Initial Purchaser, shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company or a Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Subsidiary Guarantor. The Initial Purchasers' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

          SECTION 9.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery. All representations, warranties and agreements contained in this
--------
Agreement or in certificates of
officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

          SECTION 10.  Termination of Agreement.
                       ------------------------

          (a)   Termination; General. The Representative may terminate this
                --------------------
Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NASDAQ National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b)   Liabilities. If this Agreement is terminated pursuant to this
                -----------
Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

          SECTION 11. Default by One or More of the Initial Purchasers. If one
                      ------------------------------------------------
or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                      (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Notes to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

                      (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Notes to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

          No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section.

          SECTION 12. Notices. All notices and other communications hereunder
                      -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Wasserstein at 1301 Avenue of the Americas, New York, New York 10019, attention of General Counsel, with a copy to Milbank, Tweed, Hadley & McCloy LLP at 601 South Figueroa St, 31st Floor, Los Angeles, California 90017, attention of Deborah J. Ruosch. Notices to the Company and the Subsidiary Guarantors shall be directed to it at 1641 Popps Ferry Road, Biloxi, Mississippi, 39532, attention of Rexford A. Yeisley, with a copy to Mayer, Brown, Rowe & Maw, 190 LaSalle Street, Chicago, Illinois 60603, attention of Paul W. Theiss.

          SECTION 13. Parties. This Agreement shall inure to the benefit of and
                      -------
be binding upon the Initial Purchasers, the Company and the Subsidiary Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and the Subsidiary Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and the Subsidiary Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

          SECTION 14. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED
                      ----------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 15. Effect of Headings. The Article and Section headings
                      ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all other counterparts, will become a binding agreement between the Initial Purchasers and the Company and Subsidiary Guarantors in accordance with its terms.

                           Very truly yours,

                           ISLE OF CAPRI CASINOS, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           RIVERBOAT CORPORATION OF MISSISSIPPI


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           RIVERBOAT CORPORATION OF MISSISSIPPI-VICKSBURG


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           RIVERBOAT SERVICES, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           CSNO, L.L.C.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           LOUISIANA RIVERBOAT GAMING PARTNERSHIP


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           ST. CHARLES GAMING COMPANY, INC.


                                 By:      /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC HOLDINGS, L.L.C.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           GRAND PALAIS RIVERBOAT, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           LRGP HOLDINGS, L.L.C.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           PPI, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           ISLE OF CAPRI CASINO COLORADO, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           ISLE OF CAPRI CASINO-TUNICA, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC-COAHOMA, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC-NATCHEZ, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC-LULA, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC BOONVILLE, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC-KANSAS CITY, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           ISLE OF CAPRI BETTENDORF, L.C.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           ISLE OF CAPRI MARQUETTE, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           IOC-DAVENPORT, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           GEMINI, INC.


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

                           LL HOLDING CORPORATION


                           By:   /s/ Rexford A. Yeisley
                                 -----------------------------------------------
                                 Name: Rexford A. Yeisley
                                 Title: Senior Vice President and CFO

CONFIRMED AND ACCEPTED,
       as of the date first above written:

By:  DRESDNER KLEINWORT WASSERSTEIN - GRANTCHESTER, INC.


       By:   /s/ James C. Kingsbery
             -------------------------------------------
             Name: James C. Kingsbery
             Title: Chief Operating Officer


For itself and as Representative of the other Initial Purchasers named in Schedule A hereto.

                                   SCHEDULE A

                                                                      Principal
                                                                      Amount of
                Name of Initial Purchaser                               Notes
                                                                    ------------
Dresdner Kleinwort Wasserstein - Grantchester, Inc.                 $100,000,000
CIBC World Markets Corp.                                            $ 60,000,000
Deutsche Banc Alex. Brown Inc.                                      $ 30,000,000
Credit Lyonnais Securities (USA) Inc.                               $ 10,000,000

                                                                  --------------
Total                                                               $200,000,000
                                                                  ==============

                                   SCHEDULE B

                           ISLE OF CAPRI CASINOS, INC.
               $200,000,000 9% Senior Subordinated Notes due 2012

          1. The initial public offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

          2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 98% of the principal amount thereof.

          3.   The interest rate on the Securities shall be 9% per annum.

          4. The Notes are redeemable, in whole in part, at the option of the Company, at any time on or after March 15, 2007 at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest to the applicable redemption date, if redeemed during the 12-month period beginning on March 15 of the years indicated below.

          Year                                                   Percentage
          ----                                                   ----------

          2007                                                   104.500%

          2008                                                   103.000%

          2009                                                   101.500%

          2010                                                   100.000%

          5. On or before March 15, 2005, the Company may, at its option, use the net proceeds of a Public Equity Offering to redeem up to 35% of the Notes at 109.00% of the principal amount thereof.

                                                                     Exhibit A-1

                    FORM OF OPINION MAYER, BROWN, ROWE & MAW
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(a)

          (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

          (ii) The Company has the power (corporate or otherwise) and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement.

          (iii) The Purchase Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and are the legally valid and binding obligations of the Company and the Subsidiary Guarantors, enforceable against them in accordance with the terms of the Purchase Agreement and Registration Rights Agreement, respectively, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iv) The Notes are not of the same class (within the meaning of Rule 144A of the 1933 Act) as securities of the Company or its Subsidiaries that are listed on a national securities exchange registered under Section 6 of the 1934 Act or that are quoted in a United States automated inter-dealer quotation system.

          (v) The Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (vi) The Notes and the Subsidiary Guarantees are in the form contemplated by the Indenture. The Notes have been duly authorized by the Company. When the Notes and Subsidiary Guarantees have been duly executed by the Company and Subsidiary Guarantors, respectively, and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by Subsidiary Guarantors and the Trustee) and issued and delivered against payment of the purchase price therefor, the Notes and the Subsidiary Guarantees will constitute valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable against the Company and the Subsidiary Guarantors, respectively, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditor's rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture. When executed and authenticated in accordance with the terms of the Indenture and issued in accordance with the terms of the Exchange Offer as contemplated by the Registration Rights Agreement, the Exchange Notes and the Private Exchange Notes, if any, will constitute the legally valid and binding obligations of the Company and the Subsidiary Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditor's rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

          (vii) The Notes, the Subsidiary Guarantees, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Offering Memorandum.

          (viii) The documents incorporated by reference in the Offering Memorandum (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (ix) To the best of our knowledge, after due inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary Guarantor is a party, or to which the property of the Company or any Subsidiary Guarantor is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company and the Subsidiary Guarantors of their obligations thereunder or the transactions contemplated by the Offering Memorandum, including without limitation the performance by the Company and the Subsidiary Guarantors of their obligations under the Operative Documents.

          (x) The information in the Final Offering Memorandum under "Certain Transactions", "Description of the Notes", "Exchange Offer; Registration Rights", "Certain Tax Considerations", and "Notice to Investors", to the extent that such information constitutes matters of law, summaries of legal matters, the Company's and its Subsidiaries charters and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xi) The descriptions in the Final Offering Memorandum of the Company's 8 3/4% Senior Subordinated Notes due 2009 and the Company's senior credit facility under the caption "Description of Certain Indebtedness" and of the agreements described under the caption "Certain Transactions" are accurate in all material respects.

          (xii) To the best of our knowledge, after due inquiry, (A) neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws and (B) no default by the Company or any of its Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument listed on an exhibit to such opinion.

          (xiii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than such as may be required by state gaming regulatory authorities or as may be required under the applicable securities laws of the various jurisdictions in which the Notes and Subsidiary Guarantees will be offered or sold, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement, Subsidiary Guarantees or the Registration Rights Agreement by the Company or the Subsidiary Guarantors or the due execution, delivery or performance of the Indenture by the Company or the Subsidiary Guarantors or for the offering, issuance, sale or delivery of the Notes and Subsidiary Guarantees to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the terms of the Purchase Agreement.

          (xiv) Assuming the accuracy of the representations and warranties of the Initial Purchasers in this Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes and Subsidiary Guarantees to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Notes under the 1933 Act or to qualify the Indenture under the Trust Indenture Act.

          (xv) The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Subsidiary Guarantees and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Notes as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company and the Subsidiary Guarantors with their obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and Subsidiary Guarantees do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary Guarantor pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument listed on an exhibit to such opinion, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations.

          (xvi) The issuance and sale of the Notes and Subsidiary Guarantees and the application of the proceeds thereof as provided in the Operative Documents do not violate Regulations U, T or X of the Board of Governors of the Federal Reserve System.

          (xvii) None of the Company and the Subsidiary Guarantors is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          (xviii) The Offering Memorandum, as of its date, complies as to form in all material respects with the requirements of Part I of Form S-3 under the 1933 Act and the rules and regulations of the SEC thereunder that would be applicable if the Offering Memorandum were a prospectus subject to such requirements.

          (xix) Assuming that the laws of the States of Iowa and Colorado are the same as the law of the State of Illinois, the execution, delivery and performance of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Subsidiary Guarantees (as part of the Indenture) by Riverboat Services, Inc. and Isle of Capri Casino Colorado, Inc., and compliance by Riverboat Services, Inc. and Isle of Capri Casino Colorado, Inc. with all of the provisions thereof and the consummation of the transactions contemplated thereby, have been duly authorized and approved by Riverboat Services, Inc. and Isle of Capri Casino Colorado, Inc.

          Nothing has come to our attention that has led us to believe that the Final Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom as to which such counsel need make no statement), at the time the Final Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Subsidiaries and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit A-2

                       FORM OF OPINION OF IN HOUSE COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(a)

          (i) The Company and the Subsidiary Guarantors are not required to be qualified as foreign entities to transact business in any jurisdiction where they are not so qualified.

          (ii) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (iii) The Company owns 100% of the [shares of capital stock/partnership interests/membership interests] of [name of applicable Subsidiary Guarantors] free and clear of any security interest, claim, lien, encumbrance or adverse interest, except as otherwise described in the Offering Memorandum. To my knowledge, such [shares of capital stock/partnership interests/membership interests] constitute the only ownership interests in the [name of applicable Subsidiary Guarantors]. The [shares of capital stock/partnership interests/membership interests] of [name of applicable Subsidiary Guarantors] have been duly authorized and validly issued, fully paid and non-assessable. To my knowledge, the [shares of capital stock/partnership interests/membership interests] are not subject to any restriction, limitation, prohibition or condition on payment of dividends, distribution or other payments by [name of applicable Subsidiaries] with respect to equity interests in or of [name of applicable Subsidiary Guarantors], except as otherwise described in the Offering Memorandum. The Company does not have any Subsidiaries, other than [_________].

          (iv) There is not pending or, to the best of my knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary thereof is subject, before or brought by any court or governmental agency or body, which could reasonably be expected to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company and the Subsidiary Guarantors of their obligations thereunder or the transactions contemplated by the Offering Memorandum, including without limitation the performance by the Company and the Subsidiary Guarantors of their obligations under the Operative Documents.

          (v) To the best of my knowledge there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference thereto.

          (vi) The Company and its Subsidiaries have all licenses, permits, franchises, authorizations and approvals of governmental and regulatory authorities (collectively, the

"Permits"), including under and applicable Environmental Laws of the State of Louisiana, Mississippi, Colorado, Florida, Iowa, Missouri and Nevada or any political subdivision thereof and any applicable Permits necessary under the gaming laws of the States of Louisiana, Mississippi, Colorado, Florida, Iowa, Missouri and Nevada and any other law, statute, ordinance, rule or regulation in connection with the current operation of the [names of applicable Company facilities] or necessary to enable the Company and [name of applicable Subsidiaries] to conduct their business as described in the Offering Memorandum. To the best of my knowledge, after due inquiry, the Company and [name of applicable Subsidiaries] have fulfilled and performed all of their material obligations with respect to such Permits. To the best of my knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result, in any material impairment of the rights of the holder of any such Permit; and such Permits contain no restrictions that are materially burdensome to the Company or [name of applicable Subsidiaries].

          (vii) The Gaming Authorities of the States of Mississippi, Louisiana, Colorado, Iowa, Missouri and Nevada have reviewed the ownership structure of the Company and certain of its subsidiaries and the operation of the [names of applicable Company facilities] and have required certain owners and key operators to be found suitable under the gaming laws of the States of Mississippi, Louisiana, Colorado, Iowa, Missouri and Nevada to be associated with the Company and [name of applicable Subsidiaries]. Each of the person so requested by such Gaming Authorities to be found suitable has been found suitable.

          Nothing has come to my attention that has led me to believe that the Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom as to which I need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Subsidiaries and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).